UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 29, 2005
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                         COACTIVE MARKETING GROUP, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                    0-20394                 06-1340408
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(State or other jurisdiction        (Commission            (I.R.S. Employer
      of incorporation)             File Number)        Identification Number)


                   75 Ninth Avenue, New York, New York   10011
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               (Address of principal executive office) (Zip Code)


     Registrant's telephone number, including area code: (516) 622-2800
                                                        ----------------


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))
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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

         On September 29, 2005, Erwin Mevorah, age 42, was appointed to serve as the Chief Financial Officer of CoActive Marketing Group, Inc. (the "Company"), succeeding Donald A. Bernard who had served in that capacity prior to such appointment. Mr. Bernard will remain an Executive Vice President of the Company until his previously announced retirement on March 31, 2006.

         Prior to his appointment as Chief Financial Officer, since April 1, 2005, Mr. Mevorah served as the Company's Senior Vice President - Finance, and from October 15, 2003 until that time, he served as the Vice President - Controller of U.S. Concepts LLC, a wholly-owned subsidiary of the Company. From November 2000 until he joined U.S. Concepts, Mr. Mevorah was the chief financial and administrative officer of Cognitive Arts, a privately held developer and publisher of on-line training and educational courses. Earlier, he held chief financial officer positions with Broadband Studios, Inc. and Meigher Communications, L.P. Mr. Mevorah has also served as a Vice President of Accounting with Gabelli Funds, Inc., and he began his career as an Audit Supervisor with Coopers & Lybrand.

         Mr. Mevorah is a party to an employment agreement with the Company dated April 1, 2005 under which he is a paid an annual salary of $250,000. The employment agreement is for a one-year term ending on April 1, 2006, and is subject to automatic renewal on a monthly basis if not otherwise terminated by either party. If the Company terminates the employment agreement other than for "cause" (as defined in the agreement), Mr. Mevorah is entitled to four months severance pay. The employment agreement also contains customary non-disclosure and non-compete agreements. A copy of the employment agreement has been filed as
Exhibit 10.1 to this Report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)      Exhibits.

         Exhibit 10.1 Employment Agreement, dated as of April 1, 2005, between the Company and Erwin Mevorah.


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

                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 30, 2005

                                       COACTIVE MARKETING GROUP, INC.


                                       By: /s/ JOHN P. BENFIELD
                                           -------------------------------------
                                           John P. Benfield,
                                           President and Chief Executive Officer


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